THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.

SUBSCRIPTION AGREEMENT

COOL CAN TECHNOLOGIES, INC.

SUBSCRIPTION AGREEMENT made as of this ____ day of _______________ , 200__ between COOL CAN TECHNOLOGIES, INC., a Minnesota corporation (the "Company") and the undersigned (the "Subscriber").

WHEREAS:

A.                     The Company desires to issue up to $550,000 of 10% Convertible Notes (the “Notes”) (the "Offering"). Each Note will be on the terms and conditions and in the form attached as Schedule A hereto.

B.                     The Offering will be completed by the Company pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) and exemptions from other applicable securities legislation.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.                     SUBSCRIPTION FOR NOTES

1.1                    Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company, Convertible Notes in the principal amount set forth on the signature page hereof. Upon execution, the subscription by the Subscriber will be irrevocable.

1.2                    The purchase price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement and will be advanced to the Company or its legal counsel. The Subscriber acknowledges that if the funds are advanced to the Company’s legal counsel, the legal counsel shall be entitled release such funds to the

Company on confirmation by the Company that it will accept the subscription and without any further authorization from the Subscriber.

1.3                    Upon execution by the Company, the Company agrees to sell such amount of Notes to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser amount of Notes as it may, in its sole discretion, deem necessary or desirable.

2.                     COMPLIANCE WITH SECURITIES LAWS

2.1                    Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.2                    The Company will not grant any registration or other qualification rights to any Subscriber.

2.3                    The Subscriber agrees to resell the Notes, any shares into which the Notes are convertible (the “Conversion Shares”), any shares issued as payment of interest on the Notes (the “Interest Shares”) only in accordance with the provisions of 1933 Act and other applicable securities legislation.

2.4                    The Subscriber acknowledges and agrees that all certificates representing the Notes, the Conversion Shares and the Interest Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

2.5                    The Subscriber agrees not to engage in hedging transactions with regard to the Notes, the Conversion Shares and the Interest Shares unless in compliance with the Act.

2.6                    The Subscriber and the Company agree that the Company will refuse to register any transfer of the Notes, the Conversion Shares and the Interest Shares not made in accordance with the applicable securities legislation and the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

3.                      TERMS OF CONVERTIBLE NOTES AND WARRANTS

3.1                     The Subscriber agrees to be bound by all terms and conditions of the Notes.

4.                      REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

4.1                    The Subscriber represents and warrants to the Company and acknowledges that the Company is relying upon the Subscriber’s representations and warranties in agreeing to sell the Notes to the Subscriber that:

(a)

The Subscriber is not a “U.S. Person” as defined by Regulation S of the Act and is not acquiring the Notes for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

	(1)	any natural person resident in the United States;

	(2)	any partnership or corporation organized or incorporated under the laws of the United States;

	(3)	any estate of which any executor or administrator is a U.S. person;

	(4)	any trust of which any trustee is a U.S. person;

	(5)	any agency or branch of a foreign entity located in the United States;

	(6)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

	(7)	any partnership or corporation if:

		1.	organized or incorporated under the laws of any foreign jurisdiction; and

		2.	formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

(b)
The Subscriber recognizes that the purchase of Notes involves a high degree of risk in that the Company is in the development phase of its business and may require substantial funds in addition to the proceeds of this private placement in order to carry out its business plan;

(c)	An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Notes;

(d)
The Subscriber hereby acknowledges that this offering of Notes has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Notes and Warrants are being issued by the Company pursuant to an exemption from registration provided by Regulation S of the Act;

(e)	The Subscriber is acquiring the Notes as principal for the Subscriber's own benefit;

(f)
The Subscriber is acquiring the Notes subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(g)
The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Notes sold hereby;

(h)	The Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(i)	The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Notes;

(j)
The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Notes and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Notes, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Notes;

(k)
The Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

5.                      REPRESENTATIONS BY BRITISH COLUMBIA RESIDENTS

5.1                     If the Subscriber is a resident of the Province of British Columbia and the Subscriber is purchasing Shares having an aggregate acquisition cost to the Subscriber of less than $97,000 CDN, the Subscriber represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the British Columbia Securities Act (the “B.C. Act”) and the Securities Rules promulgated under the B.C. Act (the “Securities Rules”), that:

	(1)	The Subscriber is:

(i) a director, senior officer or control person of the Company or of an affiliate of the Company;

(ii)
a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a director, senior officer or control person of the Company or of an affiliate of the Company;

(iii) a person or company that is wholly-owned by any combination of persons described in subparagraphs (i) and (ii); or

(iv)
an “Accredited Investor” as defined by Subsection 1.1 of the Multilateral Instrument 45-103 and as outlined in Schedule B attached to this Subscription Agreement, and has completed the Accredited Investor Qualification Form attached as Schedule C to this Subscription Agreement.

5.2                     If the Subscriber is a resident of the Province of British Columbia, the Subscriber acknowledges that because this subscription is being made pursuant to the exemptions from the prospectus requirements of the B.C. Act and:

	(1)	the Subscriber is restricted from using most of the civil remedies available under the B.C. Act;

	(2)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under the B.C. Act if the exemptions from the prospectus requirements were not being used; and

(3)	the Company is relieved from certain obligations that would otherwise apply under the B.C. Act if the exemptions from the prospectus requirements were not being used.

5.3                      If the Subscriber is a resident of the Province of British Columbia, the Shares may not be sold or otherwise disposed of for value in the Province of British Columbia, except pursuant to either a prospectus or statutory exemption available only in specific and limited circumstances unless or until the Company becomes a reporting Issuer in the Province of British Columbia, as the case may be, and the common shares are held thereafter for the applicable period. Since the Company is not a reporting Issuer in British Columbia, the applicable hold period in British Columbia may never expire, and if a further statutory exemption may not be relied upon and if a discretionary order is not obtained, this could result in a subscriber wishing to resell the securities in British Columbia having to hold the securities acquired under this offering for an indefinite period of time.

6. REPRESENTATIONS BY THE COMPANY 6.1 The Company represents and warrants to the Subscriber that:

(1)
The Company is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota and has the corporate power to conduct the business which it conducts and proposes to conduct;

(2)	The issuance of the Notes and the Warrants comprising the Notes has been duly authorized by all required corporate action of the Company;

(3)
Upon the conversion of the Convertible Notes or exercise of the Warrants in accordance with their terms, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

7.                     TERMS OF SUBSCRIPTION

7.1                   Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

7.2                   The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

7.3                    The Subscriber acknowledges and agrees that the subscription for the Notes and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

8.                       MISCELLANEOUS

8.1                    Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at 311 – 698 Seymour Street, Vancouver, BC, Canada V6B 3K6, Attention: Mr. Bruce Leitch, President, and to the Subscriber at his/her address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

8.2                    Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

8.3                    The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Amount of Notes Subscribed For:	$

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber:

ACCEPTED BY:

COOL CAN TECHNOLOGIES, INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

SCHEDULE A

No.	U.S. $

COOL CAN TECHNOLOGIES, INC.

(Incorporated under the laws of the State of Minnesota)

10% CONVERTIBLE NOTE
DUE DECEMBER 31, 2005

(BEING ONE OF A SERIES OF CONVERTIBLE NOTES APPROVED BY RESOLUTION
OF THE DIRECTORS OF THE COMPANY DATED DECEMBER 31, 2002, AND SUBJECT TO THE TERMS
AND CONDITIONS (THE “TERMS”) THEREOF.)

                    FOR VALUE RECEIVED, COOL CAN TECHNOLOGIES, INC. (herein referred to as the “Company”) promises to pay to or any subsequent registered holder hereof (the “Holder”), the principal sum of on or prior to December 31, 2005 (the “Maturity Date”), and to pay interest on the principal sum outstanding on December 31 of each year commencing on December 31, 2002, at the rate of 10% per annum subject to adjustment for any part period in accordance with the Terms of this Note. Such interest shall be paid in United States currency or common shares in accordance with the Terms of this Note, to the person and at the address in whose name this Note is registered on the records of the Company regarding registration and transfers of the Notes (the “Note Register”) on the business day immediately preceding the payment date. The principal of this Note is payable, if converted in shares of Common Stock, or if not converted, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, to the person and at the address in whose name this Note is registered on the Note Register on the business day immediately preceding the payment date. The forwarding of such payment shall constitute a payment hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum or Common Shares so paid.

                    THIS NOTE is one of a duly authorized issue of Notes of the Company, designated as its 10% Convertible Notes due December 31, 2005 (the “Notes”).

                    THIS NOTE is subject to the terms and conditions established by Resolution of the Directors of the Company dated December 31, 2002 creating the series of Notes, which are incorporated herein by reference, and available for inspection at the head office of the Company at 311 – 698 Seymour Street, Vancouver, BC, Canada V6B 3K6.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

COOL CAN TECHNOLOGIES, INC.

By: _____________________________
       BRUCE LEITCH, President

Page 1 of Schedule A

TERMS AND CONDITIONS OF 10% CONVERTIBLE NOTES DUE DECEMBER 31, 2005 APPROVED BY RESOLUTION OF THE BOARD OF DIRECTORS OF COOL CAN TECHNOLOGIES, INC. DATED DECEMBER 31, 2002

Section 1. Note Denominations. The Notes are initially issuable in denominations of at least One Thousand ($1,000 U.S.) and integral multiples of $1.00 U.S. in excess thereof. Upon conversion of a portion, but less than all, of a Note in accordance with the terms hereof, a new note or notes may be issued to the Holder in a denomination equal to the exact amount of the unconverted portion of the Note.

Section 2. Interest Payments. The Company may, at its option, elect to pay interest by the issuance of common shares of the Company, the number of common shares to be determined by dividing the amount of the interest payment by the number which is 70% of the average market price of the Company’s common shares for the 10 trading days immediately prior to the interest payment date. The amount of interest payable in respect of any Note for any payment period shall be reduced proportionately in the event the Note shall not be outstanding for the entire payment period as a result of its issuance after December 31, 2002, or its conversion prior to the end of any payment period.

Section 3. Sale, Transfer or Exchange. The Notes and any shares of the Company’s common stock issued upon conversion of the Notes or as payment of interest on the Notes (the Note Shares”) will not be registered under the Securities Act of 1933, as amended, (the "Act") and will be issued to the Holder pursuant to Regulation S of the Act on the representations of the Holder in favor of the Company. Neither the Notes nor the Note Shares may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such securities or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act. Each certificate for the Notes and the Note Shares shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in these terms and conditions. By acceptance of any certificate representing the Notes, the Holder acknowledges and agrees that:

(1)
The Holder will only sell the Notes and the Note Shares only in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act;

(2)
The Company will refuse to register any transfer of the Notes and the Note Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration;

(3)	The Holder will not engage in hedging transactions except in accordance with the Act;

(4)	The Holder is not entitled to any registration rights with respect to the Notes and the Note Shares.

All certificates representing the Notes and the Note Shares will be endorsed with the following legend:

“NEITHER THESE SECURITIES, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF OR THE SECURITIES ISSUED AS PAYMENT OF INTEREST HEREON HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR PROVINCE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OR OTHER APPLICABLE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Act to which the Holder is subject in selling or transferring any Notes or Note Shares and the Company may refuse to register any sale or transfer not in compliance with such other securities legislation.

Any Holder of a Note, by acceptance thereof, agrees to the representations, warranties and covenants herein.

Prior to due presentment to the Company for transfer of a Note, the Company and any agent of the Company may treat the person in whose name the Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not the Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion. The Record Holders of a Note shall have conversion rights as follows (the ‘Conversion Rights’):

                    (a) Right to Convert; Conversion Price. The record Holder of a Note shall be entitled, at any time, at the office of the company, to convert all or any portion of the Note held by such Holder into that number of fully-paid and non-assessable shares of Common Stock as shall be equal to the Principal Amount to be converted divided by (the “Conversion Price”) which shall be the lesser of $0.001 or 50% of the average trading price of the Company’s common stock for the 10 trading days immediately preceding the date of conversion.

Page 2 of Schedule A

                   (b) Mechanics of Conversion. In order to convert the Notes into full shares of Common Stock, the Holder shall deliver a copy of the fully executed notice of conversion in the form on the rear of the certificate evidencing the Note (‘Notice of Conversion’) to the Company at the office of the Company which notice shall specify the amount of the Note to be converted (together with a copy of the first page of each Note to be converted) prior to Midnight, Pacific time (the ‘Conversion Notice Deadline’) on the date of Conversion specified on the Notice of Conversion and (ii) surrender the original Note(s); provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the original Notes are delivered to the Company as provided above, or the Holder notifies the Company that such Note(s) have been lost, stolen or destroyed. In the case of a dispute as the calculation of the Conversion Price, the Company’s calculation shall be deemed conclusive absent manifest error.

                                       (i)  Lost or Stolen Notes. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of a Note, and (in the case of loss, theft or destruction) indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Note, if mutilated, the Company shall execute and deliver new Note(s) of like tenor and date.

                                       (ii) Delivery of Common Stock upon Conversion. The Company shall issue and use its best efforts to deliver within a reasonable time after delivery to the Company of a Note and Notice of Conversion, or after provision for security or indemnification required by (i) above, to such Holder of the Note at the address of the Holder on the books of the company, a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

                                       (iii) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of a Note. If any conversion of the Note would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, a cash adjustment will be made for the fractional interest.

                                       (iv) Date of Conversion. The date of which conversion occurs (the ‘Date of Conversion’) shall be deemed to be the date set forth in such Notice of Conversion, provided that the copy of the Notice of Conversion is delivered or faxed to the Company before midnight, Pacific time, on the Date of Conversion, and (ii) that the original Notes to be converted are surrendered, and received by the Company within five business days from the Date of Conversion. The person or persons entitled to receive the shares of common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original Notes to be converted are not received by the Transfer Agent or the Company within five business days after the Date of Conversion or if the facsimile of the Notice of Conversion is not received by the Company or its designated transfer agent prior to the Conversion Notice Deadline, the Notice of Conversion, at the Company’s option, may be declared null and void.

                   (c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Notes, the Company will immediately take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                    (d)  Adjustment to Conversion Price.

                                       (i) Adjustment Due to Stock Split, Stock Dividend, Etc. If at any time when the Notes are issued and outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Fixed Conversion Price share be proportionately increased.

                                       (ii) Adjustment Due to Merger, Consolidation, Etc. If at any time when the Notes are issued and outstanding, there shall be any merger, amalgamation, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the company or another entity, then the Holders of the Notes shall thereafter have the right to receive upon conversion of the Notes, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock and/or securities which the Holder would have been entitled to receive in such transaction had the Notes been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holders of the Notes to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Fixed Conversion Price and of the number of shares issuable upon conversion of the Notes shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

Section 5. Events of Default and Notices Thereof. The term ‘Event of Default’ includes any one of the following; (i) failure of the Company to pay interest for 45 days or principal when due; (ii) failure of the Company to perform any other covenant herein for 45 days after notice; (iii) default by the Company with respect to its obligations to pay principal of or interest on certain other indebtedness aggregating more than $1,500,000 or the acceleration of such indebtedness under the terms of the instruments evidencing such indebtedness; and (iv) events of bankruptcy or insolvency of the Company or the Subsidiary.

                    In case an event of Default (other than an Event of Default resulting from bankruptcy or insolvency) shall occur and be continuing for a period of 45 days from the date that an Event of Default is deemed to have occurred, the holders of a least 25% in aggregate principal amount of the Notes then outstanding may by notice in the writing to the Company declare all unpaid principal and accrued interest on the Notes then outstanding to be due and payable immediately.

Section 6. Modification and Waiver. Modification and amendment of the Notes may be made by the Company with the consent of the

Page 3 of Schedule A

holders of not less than a majority in principal amount of the outstanding Notes, provided that no such modification or amendment may, without the consent of the holder of each Note affected thereby (i) change the stated maturity of the principal of or any installment of interest on any Note, (ii) reduce the principal of, or the rate of interest on, any Note, (iii) change the currency of payment of principal of or interest on any Note, (iv) reduce the above-stated percentage of holders of Notes necessary to modify or amend the Notes or (v) modify any of the foregoing provisions or reduce the percentage of outstanding Notes necessary to waive any covenant or past default. Holders of not less than a majority in principal amount of the outstanding Notes may waive any covenant or past defaults. (See ‘Events of Default and Notice Thereof’) An amendment to the Notes may not adversely affect the rights under the subordination provisions of the holders of any issue of Senior Indebtedness without the consent of such holders.

Section 7. No Voting Rights. The Notes shall not entitle the Holders thereof to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend meetings of stockholders or any other proceedings of the Company.

Section 8. Governing Law. The Notes shall be governed by and construed in accordance with the laws of the State of Nevada U.S.A. without giving effect to the principles of conflicts of laws, except for matters arising under the Act or the Securities Exchange Act of 1934, as amended, which matters shall be governed by and construed in accordance with such laws or matters relating to realization on the security which shall be governed by the laws of the jurisdiction under which such security is located.

Section 9. Business Day Definition. For purposes hereof, the term ‘business day’ shall mean any day on which banks are generally open for business in the State of Nevada, USA and excluding any Saturday and Sunday.

Section 10. Notices. Any notice or other communication required or permitted to be given hereunder shall be given as provided herein or delivered against receipt if to (i) the Company at 311 – 698 Seymour Street, Vancouver, BC, Canada V6B 3K6, fax number 604-688-8621 and (ii) the Holder of a Note, to such holder at its last address as shown on the Note Register (or to such other address as the party shall have furnished in writing as its new address to be entered on the Note Register (which address must include a telecopy number) in accordance with the provisions of this Section 12). Any notice or other communication needs to be made by facsimile and delivery shall be deemed give, except as otherwise required herein, at the time of transmission of said facsimile. Any notice given on a day that is not a business day shall be effective upon the next business day.

Section 11. Waiver of any Breach to be in Writing. Any waiver by the Company or the Holder of a Note of a breach of any provision of the Note shall not operate as, or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of the Note. The failure of the Company or the Holder hereof to insist upon strict adherence to any term of the Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of the Note. Any waiver must be in writing.

Section 12. Unenforceable Provisions. If any provision of a Note is invalid, illegal or unenforceable, the balance of the Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Page 4 of Schedule A

SCHEDULE B

BRITISH COLUMBIA DEFINITION OF “ACCREDITED INVESTOR”

“Accredited Investor” means:

(a)	a Canadian financial institution, or an authorised foreign bank listed in Schedule III of the Bank Act (Canada);

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada;

(d)
a subsidiary of any person or company referred to in paragraphs (a) to (c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(e)
a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

(f)
an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

(g)	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

(h)	a municipality, public board or commission in Canada;

(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(j)	a pension fund that is regulated by either the Office of the Superintendent of financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

(k)	a registered charity under the Income Tax Act (Canada);

(l)
an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(m)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and the current year;

Page 1 of Schedule B

(n)
a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

(p)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

(q)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

(r)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

Page 2 of Schedule B

SCHEDULE C

ACCREDITED INVESTOR QUALIFICATION FORM

CONFIDENTIAL

COOL CAN TECHNOLOGIES, INC.

Instructions: This questionnaire is being presented to each individual who has indicated a preliminary interest in being made an offer to purchase securities of Cool Can Technologies, Inc., (the "Company"). The purpose of this questionnaire is to assist the Company in its attempt to determine whether the investor qualifies as an accredited investor in order to enable the Company comply with the provincial securities law of the Provinces of British Columbia and Alberta.

Your answers will at all times be kept strictly confidential. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties, as it deems appropriate if called upon to establish the availability under any provincial securities law of an exemption from dealer registration or the prospectus requirement.

Please state if the answer to any question is "None" or "Not Applicable".

Disclosure of all dollar amounts are in Canadian dollars for the purposes of this questionnaire. Please complete, sign, date, and return one copy of this questionnaire to the Company.

PLEASE PRINT

Name: _________________________________________________________________________________________________________

Residential Address: _____________________________________________________________________________________________

                                                                                                                                  Phone: (            )

Occupation: ____________________________________________________________________________________________________

Business Address: _______________________________________________________________________________________________

                                                                                                                                  Phone: (            )

What is your citizenship?_______________________________________

Page 1 of Schedule C

(1)	Have you maintained your principal residence in that country/province for the past six months? Yes ______ No ______

(2)	Do you presently intend to maintain your principal residence in that country/province? Yes ______ No ______

(3)	Is that country/province presently your country/province of principal employment? Yes ______ No ______

(4)	If you are a resident of Canada, in what province are you executing this Subscription Agreement?

NOTE: "Yes" answers to most of questions (1) through (5) are required to establish that you are a bona fide citizen/resident of your country/province. On a separate sheet of paper, please explain any "No" answers, which might raise questions about your residency.

(5)	Income

(a) Was your annual income for the calendar year ended December 31, 2002 over $200,000? Yes ______ No ______

(b) Was your annual income for the calendar year ended December 31, 2001 over $200,000? Yes ______ No ______

(c) Do you anticipate that your annual income for the year ended December 31, 2003 will be over $200,000? Yes ______ No ______

(d) If your responses to questions 5(a) through 5(c) were "No," please provide your annual income for the calendar years ending

December 31, 2002 and December 31, 2001.
December 31, 2002: $ December 31, 2001: $

(6)	Spousal Income

(a) Was your joint annual income with your spouse for the calendar year ended December 31, 2002 over $300,000? Yes ______ No ______

Page 2 of Schedule C

	(b)	Was your joint annual income with your spouse for the calendar year ended December 31,2001 over $300,000? Yes ______ No ______

	(c)	Do you anticipate that your joint annual income with your spouse this year will be over $300,000? Yes ______ No ______

	(d)	If your responses to questions 6(a) through 6(c) were "No" please provide your joint annual income with your spouse for the calendar years ending December 31, 2002 and December 31, 2001.

December 31, 2002: $
December 31, 2001: $

(7)	Net Worth

	(a)	Does your net worth (including home, furnishings and automobiles) exceed $1,000,000 at this time? Yes ______ No ______

	(b)	If your response to question 7(a) was "No," please provide your net worth (including home, furnishings and automobiles)

Net Worth: $

(8)	Net Worth

	(a)	Does your net worth (excluding home, furnishings and automobiles) exceed $1,000,000 at this time? Yes ______ No ______

	(b)	If your response to question 8(a) was "No," please provide your net worth (excluding home, furnishings and automobiles). ________________________________________________

Page 3 of Schedule C

(9)	What is your date of birth?______________________________________________________________

(10)	Briefly describe educational background, relevant institutions attended, dates, degrees:

(11)
Briefly describe business involvement or employment during the past 10 years or since graduation from school, whichever period is shorter. (Specific employers need not be named. A sufficient description is needed to assist the Company in determining the extent of vocationally related experience in financial and business matters).

(12)	Investment experience:

	(a)	Please indicate the frequency of your investment in marketable securities: ( ) Often; ( ) Occasionally; ( ) Seldom; ( ) Never.

	(b)	Please indicate the frequency of your investment in unmarketable securities;

( ) Often; ( ) Occasionally; ( ) Seldom; ( ) Never.

(c)
Please indicate in the space provided below any additional information which you think may be helpful in enabling the Company to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment.

I hereby certify that I have answered the foregoing to the best of my knowledge and that my answers are complete and accurate.

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber:

Page 4 of Schedule C